UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)       Former independent registered public accounting firm

On March 11, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Bluerock Residential Growth REIT, Inc. (the “Company”) approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

The audit reports of BDO on the Company's consolidated financial statements for the Company’s two most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and during the interim period through March 11, 2019, the Company did not have any disagreements with BDO, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related instructions to Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and during the interim period through March 11, 2019, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act, with respect to the Company.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from BDO, dated March 13, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated by reference into this Item 4.01.

(b)       New independent registered public accounting firm

On March 11, 2019, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2019, subject to completion of Grant Thornton’s standard client acceptance procedures and execution of an engagement letter.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and during the interim period through March 11, 2019, the Company has had no consultations with Grant Thornton concerning: (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K; or (c) any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)	Exhibits

16.1       Letter from BDO, LLP to the Securities and Exchange Commission dated March 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 13, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO, LLP to the Securities and Exchange Commission dated March 13, 2019